February 14, 2024 Tim Oliver, President & Chief Executive Officer Paul Campbell, Chief Financial Officer Stuart Mackinnon, Chief Operating Officer Fourth Quarter 2023 Earnings Call

FORWARD-LOOKING STATEMENTS NCR Atleos Corporation (“NCR Atleos,” “Atleos” or the “Company”) cautions that comments made during this presentation and in these materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “estimate,” “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “would,” “potential,” “positioned,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Act. Statements that describe or relate to the Company's plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company following the separation from NCR Voyix Corporation (“Voyix”), and value creation and ability to innovate and drive growth generally as a result of such transaction; the expected financial performance of the Company for 2024; the Company's net leverage ratio targets for year-end 2024 and long-term; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including key performance indicator targets and expectations for 2024; the Company's focus on advancing strategic growth initiatives and transforming the Company into a software-led ATM-as-a-service company with a higher mix of recurring revenue streams, including the Company's focus on driving efficiencies and standardizing cloud-native service offerings; statements regarding redeployment priorities, and future capital allocation priorities and our expected free cash flow for 2024; and our expectations of NCR Atleos' ability to deliver increased value to customers and stockholders. 2

FORWARD-LOOKING STATEMENTS Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company's control, including the failure of NCR Atleos to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off, that NCR Atleos may incur material costs and expenses as a result of the spin-off, that NCR Atleos has no pre-spin operating history as an independent, publicly traded company, and NCR Atleos' historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results, NCR Atleos' obligation to indemnify NCR Voyix pursuant to the agreements entered into connection with the spin-off (including with respect to material taxes) and the risk NCR Voyix may not fulfill any obligations to indemnify NCR Atleos under such agreements, that under applicable tax law, NCR Atleos may be liable for certain tax liabilities of NCR Voyix following the spin-off if NCR Voyix were to fail to pay such taxes, that agreements binding on NCR Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions, potential liabilities arising out of state and federal fraudulent conveyance laws, the fact that NCR Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR Voyix, that after the spin-off, certain of NCR Atleos' executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR Voyix, potential difficulties in maintaining relationships with key personnel, NCR Atleos will not be able to rely on the earnings, assets or cash flow of NCR Voyix and NCR Voyix will not provide funds to finance NCR Atleos' working capital or other cash requirements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Although the Company believes that assumptions underlying the forward-looking statements contained herein are reasonable, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Additional information concerning these and other factors can be found in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's registration statement on Form 10 and amendments thereto, the final information statement, included as an exhibit to the Company's current report on Form 8-K filed with the SEC on August 15, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated February 14, 2024, and Atleos does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 3

NON-GAAP MEASURES. While Atleos reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: adjusted gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); adjusted free cash flow-unrestricted; adjusted gross margin (non- GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA or Net Leverage Ratio; adjusted income from operations (non-GAAP); adjusted interest and other expense (non-GAAP); adjusted income tax expense (non-GAAP); effective income tax rate (non-GAAP); and adjusted net income attributable to Atleos (non-GAAP). These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of Atleos' website at www.ncratleos.com. Descriptions of many of these non-GAAP measures are also included in Atleos' SEC reports. TRADEMARKS. All trademarks, service marks and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "LTM" means last twelve months. (iv) the term "ARPU" means average revenue per unit. (v) the term "ATMaaS" means ATM-as-a-Service, our turnkey, end-to-end ATM platform solution. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Websites referenced in this presentation are not incorporated by reference into the presentation. NOTES TO INVESTORS 4

Business Update Tim Oliver President and Chief Executive Officer 5

NCR ATLEOS

Strong Performance and Momentum

Good Q4

- Revenue up 3% y/y and sequentially; Recurring revenue up 10% y/y
- Solid underlying profit trends
- ATMaaS wins in North America, Asia, and Europe with strong backlog into 2024
- North America withdrawal volumes greater than pre-pandemic years

Outstanding 2023

- Executed split and achieved strategic objectives
- Grew revenue 1% to $4 billion, recurring revenue grew 7% and recurring mix increased to 71% from 68%
- Added 6K of ATMaaS units to finish the year at 20K+
- 10+ new FI partners added in 2023

Positioned for a Successful 2024

- Reaffirmed 2024 financial targets
- Strategy has been validated and is on track
- Robust fundamentals with banks seeking solutions for efficiencies and customer retention
- Strong ATMaaS backlog and pipeline visibility to finish the year at 30K+ units
- Network revenue growth expected in all regions globally

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Segment Operational Highlights Recent Account Wins Recent Account Wins • Installed 2,000 ATMaaS units, exceeding 20K installed units • Q4 orders were very strong, boosting our H1 backlog • Achieved record output levels from our manufacturing facilitates • Strong profitability and cash flow generation • ASDA retail locations online and providing increase to profit in Q4 • Highest volumes in North America in the past 5 years • Continued analysis of ATM locations Self-Service Banking Network 7

Differentiate & Grow Key Objectives for 2024 ■ Offer best-in-class solutions and service ■ Leverage existing operations ■ Expand markets and transaction sets ■ Advance ATMaaS model Optimize Resource Allocation Complete Separation ■ Complete the transfer of operations in certain markets that remained after transaction close ■ Wind down TSA agreements ■ Establish a culture of continuous improvement ■ Identify and realize efficiency opportunities ■ Apply disciplined approach to investment ■ Allocate capital to enhance shareholder value 8

Financial Review Paul Campbell Chief Financial Officer 9

Total Revenue/Recurring Q4 2023 CONSOLIDATED FINANCIAL RESULTS Q4 22 Q4 23 $0 $500 $1,000 $ in millions, except percentages and per share amounts $1,065 $187$1,098 $178 $709 $777 ■ Q4 '23 Revenue of $1,098M, +3% y/y ■ Q4 '23 Recurring Revenue of $777M, +10% y/y ■ Q4 '23 Adjusted EBITDA of $178M ■ Excluding items that impacted y/y comparability, estimate that Q4 '23 Adjusted EBITDA would have increased y/y 10 ■ Fourth Quarter Non-GAAP Diluted EPS of $0.69 As Reported As Reported Normalized (1)Normalized (1) Q4 22 Q4 23 7% Q4 22 Q4 23 $0 $100 $200 Q4 22 Q4 23 7% Adjusted EBITDA (1) Normalizing Q4 2022 for the estimated impact of delayed legal entity transfers and separation dis-synergies, as applicable.

Adjusted EBITDA Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 40% 50% 60% $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Q4 22 Q4 23 $600 $660 $720 Q4 22 Q4 23 $105 $140 $175 $683 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 10 15 20 Recurring Revenue % ATMaaS Units (in thousands) ARR(2) Up 900 bps y/y Up 43% y/y Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $1,400 $1,500 $1,600 Up 7% y/y Key Strategic Metrics 49% $159 18.2 $1,551 59% $665 $146 20.4 $1,532 58% 14.3 $1,430 (1) Normalizing Q4 2022 for the estimated impact of delayed legal entity transfers and separation dis-synergies, as applicable. (2) Dashed line reflects the impact of delayed legal entity transfers on current period. 11 $1,607 Q4 22 Q4 23 2% Normalized(1) Q4 22 Q4 23 Normalized(1)As Reported 1% As Reported

Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 80 85 90 $ in millions, except units and ARPU NETWORK Q4 22 Q4 23 $0 $175 $350 Q4 22 Q4 23 $0 $65 $130$298 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 $13.5 $14.0 $14.5 $15.0 $15.5 Self-Service Banking Terminal Network (in thousands) LTM ARPU (in thousands) Down 1% y/y Up 7% y/y 84 $81 $14.8 83 $323 $100 $15.1 83 $14.1 Key Strategic Metrics Revenue Adjusted EBITDA 12

Segment Summary & Financial Position (1) Cash and cash equivalents as presented on our Consolidated Balance Sheets. (2) Refer to the definitions in the supplementary section of the presentation. Balance Sheet & Liquidity December 31, 2023 Liquidity $712 Revolving Credit Availability $337 Cash (unrestricted)1 $375 Total Debt $3,014 Net Debt2 $2,639 Net Leverage Ratio2 3.6X 13 Segment Summary Revenue Q4 2023 Q4 2022 Self-Service Banking $665 $683 Network 323 298 Technology & Telecommunications 48 53 Other 62 31 Total Atleos $1,098 $1,065 Adjusted EBITDA Q4 2023 Q4 2022 Self-Service Banking $146 $159 Network 100 81 Technology & Telecommunications 7 12 Other 8 10 Corporate (83) (75) Total Atleos $178 $187 $ in millions

$ in millions, except per share amounts 2024 Financial Outlook Q1 2024 Targets FY 2024 Targets Low High Low High Revenue $1,000 $1,050 $4,200 $4,400 Adjusted EBITDA $150 $160 $770 $800 Fully Diluted EPS $0.30 $0.40 $2.90 $3.20 Adjusted Free Cash Flow positive $170 $230 14

Takeaways Solid Fourth Quarter and 2023 Results Effectively Advancing Our Strategy: ATM as a Service Positive Momentum Heading Into 2024 Strong Fundamentals and Opportunity to Create Value 15

SUPPLEMENTARY MATERIALS 16

While Atleos reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Adjusted Gross Margin (non-GAAP), Adjusted Gross Margin Rate (non-GAAP), Adjusted Operating Expenses (non-GAAP), Adjusted Income from Operations (non-GAAP), Adjusted Operating Margin Rate (non-GAAP), Adjusted Interest and Other (Expense) (non- GAAP), Adjusted Income Tax Expense (non-GAAP), Adjusted Effective Income Tax Rate (non-GAAP), and Adjusted Net Income from Continuing Operations Attributable to Atleos (non-GAAP). Atleos’ non-GAAP diluted EPS, adjusted gross margin (non-GAAP), adjusted gross margin rate (non-GAAP), adjusted operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), adjusted effective income tax rate (non-GAAP), and adjusted net income from continuing operations attributable to Atleos (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including separation-related costs, amortization of acquisition related intangibles, stock-based compensation expense, and transformation and restructuring activities, from Atleos’ GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to Atleos, respectively. Due to the non-operational nature of these pension and other special items, Atleos' management uses these non-GAAP measures to evaluate year-over-year operating performance. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos' underlying operational performance, as well as consistency and comparability with Atleos' past reports of financial results. Adjusted Free Cash Flow-Unrestricted. Atleos defines adjusted free cash flow-unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestment in the trade receivables facility established in the fourth quarter of 2023 due to fluctuations in the outstanding balance of receivables sold, and plus pension contributions and pension settlements. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not yet remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. Atleos' management uses adjusted free cash flow-unrestricted to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, adjusted free cash flow-unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Adjusted free cash flow-unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted free cash flow-unrestricted does not have uniform definitions under GAAP and, therefore, Atleos' definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES 17

Net Debt. Atleos determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. Atleos believes that Net Debt provides useful information to investors because Atleos’ management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor Atleos’ Net Debt as part of their assessments of Atleos’ business. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). Atleos determines Adjusted EBITDA based on GAAP Net income attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); plus stock-based compensation expense; plus other special (expense) income items. These adjustments are considered non-operational or non-recurring in nature and are excluded from the Adjusted EBITDA metric utilized by our chief operating decision maker (“CODM”) in evaluating segment performance and are separately delineated to reconcile back to total reported income attributable to Atleos. Atleos uses Adjusted EBITDA to manage and measure the performance of its business segments. Atleos also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. Atleos believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Net Leverage Ratio. Atleos believes that its ratio of Net Debt to Adjusted EBITDA, or Net Leverage Ratio, provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia. The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia in the first quarter of 2022. As of December 31, 2023, we have ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the three months ended December 31, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. No charges have been recognized for the three months ended December 31, 2023. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. NON-GAAP MEASURES 18

Atleos management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of Atleos' website at www.ncratleos.com. NON-GAAP MEASURES 19

Q4 2023 Q4 2022 % Change Revenue $1,098 $1,065 3% Gross Margin 198 242 (18)% Gross Margin Rate 18.0% 22.7% Operating Expenses 163 152 7% % of Revenue 14.8% 14.3% Operating Income 35 90 (61)% % of Revenue 3.2% 8.5% Interest and other expense, net (149) (89) 67% Income Tax Expense (Benefit) 46 (4) Effective Income Tax Rate (40.4)% (400.0)% Net Income (Loss) attributable to Atleos $(161) $7 (2,400)% Diluted EPS attributable to Atleos $(2.28) $0.10 (2,380)% $ in millions, except per share amounts Q4 2023 GAAP RESULTS 20

Q4 2023 Q4 2022 % Change Revenue $1,098 $1,065 3% Adjusted Gross Margin (non-GAAP) 272 267 2% Adjusted Gross Margin Rate (non-GAAP) 24.8% 25.1% Adjusted Operating Expenses (non-GAAP) 122 123 (1)% % of Revenue 11.1% 11.5% Adjusted Income from Operations (non-GAAP) 150 144 4% % of Revenue (Adjusted Operating Margin Rate) 13.7% 13.5% Adjusted Interest and other expense (non-GAAP) (78) (11) 609% Adjusted Income Tax Expense (non-GAAP) 20 27 (26)% Adjusted Effective Income Tax Rate (non-GAAP) 27.8% 20.3% Adjusted Net Income (Loss) attributable to Atleos (non-GAAP) $51 $108 (53)% Diluted EPS attributable to Atleos (non-GAAP) $0.69 $1.53 (55)% $ in millions, except per share amounts Q4 2023 OPERATIONAL RESULTS (Non-GAAP) 21

Q4 2023 Q4 2022 Net (Loss) Income Attributable to NCR (GAAP) $ (161) $ 7 Pension Mark-to-Market Adjustments 33 78 Transformation & Restructuring Costs 22 15 Acquisition-Related Amortization of Intangibles 24 24 Separation Costs 84 — Interest Expense 69 8 Interest Income (5) — Depreciation and Amortization 43 44 Income Taxes 46 (4) Stock-Based Compensation Expense 23 15 Adjusted EBITDA (non-GAAP) $ 178 $ 187 GAAP TO NON-GAAP RECONCILIATION $ in millions 22

NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION
Q4 2023

$ in millions, except per share amounts

	Gross Margin	Gross Margin rate	Operating Expenses	Income (loss) from operations	Interest & Other Expenses, Net	Income Tax Expense (Benefit)	Effective Income Tax Rate	Net Income attributable to Atleos	Diluted Earnings per Share(1)
GAAP Results	**$198**	**18.0%**	**$163**	**$35**	**$(149)**	**$46**	**(40.4)%**	**$(161)**	**$(2.28)**
Plus: Special Items									
Transformation and restructuring costs	1	0.1%	(2)	3	19	—		22	0.30
Stock-based compensation expense	2	0.2%	(21)	23	—	2		21	0.29
Acquisition-related amortization of intangibles	20	1.8%	(4)	24	—	6		18	0.25
Separation costs	51	4.7%	(14)	65	19	3		81	1.10
Valuation allowance and other tax adjustments	—	—%	—	—	—	(42)		42	0.57
Pension market-to-market adjustments	—	—%	—	—	33	5		28	0.38
Non-GAAP Adjusted Results	**$272**	**24.8%**	**$122**	**$150**	**$(78)**	**$20**	**27.8%**	**$51**	**$0.69**

(1) For the three months ended December 31, 2023, due to the net loss attributable to Atleos common stockholders, potential common shares that would have caused dilution, such as restricted stock units and stock options, have been excluded from the GAAP diluted share count because their effect would have been anti-dilutive. The dilutive impact of these shares are included in the calculation of non-GAAP diluted EPS. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

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NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION

Q4 2022

$ in millions, except per share amounts

	Gross Margin	Gross Margin rate	Operating Expenses	Income (loss) from operations	Interest & Other Expenses, Net	Income Tax Expense (Benefit)	Effective Income Tax Rate	Net Income attributable to Atleos	Earnings per Share[1]
GAAP Results	**$242**	**22.7%**	**$152**	**$90**	**$(89)**	**$(4)**	**(400.0)%**	**$7**	**$0.10**
Plus: Special Items									
Transformation and restructuring costs	4	0.4%	(11)	15	—	3		12	0.17
Stock-based compensation expense	6	0.6%	(9)	15	—	5		10	0.14
Acquisition-related amortization of intangibles	15	1.4%	(9)	24	—	5		19	0.27
Russia	—	—%	—	—	—	3		(3)	(0.04)
Pension market-to-market adjustments	—	—%	—	—	78	15		63	0.89
Non-GAAP Adjusted Results	**$267**	**25.1%**	**$123**	**$144**	**$(11)**	**$27**	**20.3%**	**$108**	**$1.53**

(1) On October 16, 2023, the date of Separation, 70.6 million shares of Atleos' Common Stock, par value $0.01 per share, were distributed to Voyix shareholders of record as of October 2, 2023, the Record Date. This share amount is utilized for the calculation of basic and diluted earnings per share for all periods presented prior to the Separation. For the three months ended December 31, 2022, these shares are treated as issued and outstanding for purposes of calculating historical earnings per share. For periods prior to the Separation, it is assumed that there are no dilutive equity instruments as there were no equity awards of Atleos outstanding prior to the Separation.

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Self-Service Banking Network T&T Other(1) Corporate(2) Unallocated Total Product Revenue $232 $22 $3 $25 $— $282 Service Revenue $433 $301 $45 $37 $— $816 Total Revenue $665 $323 $48 $62 $— $1,098 Cost of Products $169 $18 $2 $23 $15 $227 Cost of Services $358 $226 $38 $32 $19 $673 SG&A and R&D Expenses(3) $47 $32 $6 $3 $75 $163 Income from Operations $91 $47 $2 $4 $(109) $35 Q4 2023 SEGMENT RESULTS - GAAP $ in millions 25 (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

Self-Service Banking Network T&T Other(1) Corporate(2) Unallocated Total Product Revenue $232 $22 $3 $25 $— $282 Service Revenue $433 $301 $45 $37 $— $816 Total Revenue $665 $323 $48 $62 $— $1,098 Adjusted Cost of Products (non-GAAP) $169 $18 $2 $23 $15 $227 Adjusted Cost of Services (non-GAAP) $316 $206 $33 $30 $14 $599 Adjusted SG&A and R&D Expenses(3) (non-GAAP) $45 $28 $6 $2 $41 $122 Adjusted Income from Operations (non-GAAP) $135 $71 $7 $7 $(70) $150 Adjusted EBITDA (non- GAAP) $146 $100 $7 $8 $(83) $178 Q4 2023 SEGMENT RESULTS - NON-GAAP $ in millions 26 (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

GAAP Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Separation Costs Non-GAAP Self Service Banking $ 358 $ — $ — $ — $ (42) $ 316 Network 226 — — (20) — 206 T&T 38 — — — (5) 33 Other 32 (1) — — (1) 30 Corporate Unallocated 19 — (2) — (3) 14 Total Cost of Services 673 (1) (2) (20) (51) 599 Self Service Banking 47 — — — (2) 45 Network 32 — — (4) — 28 Other 3 (1) — — — 2 Corporate Unallocated 75 (1) (21) — (12) 41 Total SG&A and R&D Expenses 163 (2) (21) (4) (14) 122 Self Service Banking 91 — — — 44 135 Network 47 — — 24 — 71 T&T 2 — — — 5 7 Other 4 2 — — 1 7 Corporate Unallocated (109) 1 23 — 15 (70) Total Income from Operations $ 35 $ 3 $ 23 $ 24 $ 65 $ 150 Q4 2023 GAAP TO NON-GAAP Segment Reconciliation $ in millions 27 Figures presented above that are non-bolded represent the only segments that create adjustments from GAAP to non-GAAP for the applicable bolded Total financial results above. The reconciliations above do not include figures that do not differ from the GAAP figures presented on the prior pages. Therefore, GAAP and Non-GAAP column totals may not sum from segment rows above.

Q4 2023 Q4 2022 Cash provided by operating activities $(43) $33 Total capital expenditures $(47) $(27) Initial sale of accounts receivables $(166) $— Pension contributions $145 $1 Restricted cash settlement activity $49 $36 Adjusted Free Cash Flow-Unrestricted $(62) $43 $ in millions GAAP TO NON-GAAP RECONCILIATION 28

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